Exhibit 99.1

In Re: Kid Brands, Inc. et al.	Case No. 14-22582
Debtors

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS1

For the Period June 19, 2014 through June 30, 2014

RECEIPTS
CASH RECEIPTS	$4,275,251.91
TOTAL RECEIPTS	$4,275,251.91
DISBURSEMENTS
OPERATING DISBURSEMENTS
PAYROLL & EMPLOYEE EXPENSE REIMBURSEMENTS	357,042.20
EMPLOYEE MEDICAL	24,063.82
DISTRIBUTION & FREIGHT	43,806.56
INVENTORY PURCHASES	—
RENT	—
INSURANCE	19,980.67
ADMINISTRATIVE & OTHER OPERATING	114,944.13
TOTAL OPERATING DISBURSEMENTS	559,837.38
NON-OPERATING DISBURSEMENTS
LOAN PAYDOWN, INTEREST AND FEES	45,883,000.82
PROFESSIONAL FEES ESCROW	600,000.00
DEPOSITS
U.S. TRUSTEE FEES
TOTAL NON-OPERATING DISBURSEMENTS	46,483,000.82
TOTAL DISBURSEMENTS	47,042,838.20
NET CASH FLOW	$(42,767,586.29)

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS (LESS: LOAN PAYOFF)	1,159,837.38

LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	—
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	—

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	1,159,837.38

[1]	This consolidated statement of cash receipts and disbursements has been presented in a manner consistent with the Debtors’ historical external financial reporting and would be unduly burdensome to produce in a different or modified format.

FORM MOR- 1

(9/99)

In Re: Kid Brands, Inc. et al.	Case No. 14-22582
Debtors

STATEMENT OF OPERATIONS1

For the Period June 19, 2014 through June 30, 2014

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Period
6/19/14-6/30/14
REVENUES
Net Revenue	$761,965.38
Cost of Goods Sold	709,069.90

Gross Profit	$52,895.48

OPERATING EXPENSES
Direct Selling	56,130.40
Sales Support	943.00
Shipping	324,938.20
Administrative	344,610.28
MIS	40,210.09
Legal	7,916.00
Design and Product Development	44,472.00
Other	(9,452.00)

Total Operating Expenses	809,767.97

Net Profit (Loss) Before Other Income & Expenses	$(756,872.49)

OTHER INCOME AND EXPENSES
Interest Expense[2]	2,479,232.00

Net Profit (Loss) Before Reorganization Items	$(3,236,104.49)

REORGANIZATION ITEMS
Professional Fees	200,540.00
U. S. Trustee Quarterly Fees	—
Other Reorganization Expenses	—

Total Reorganization Expenses	200,540.00

Foreign Income Taxes	$(9,288.80)

Net Profit (Loss)	$(3,427,355.69)

[1]	This consolidated statement of operations has been presented in a manner consistent with the Debtors’ historical financial reporting and includes its foreign entities and would be unduly burdensome to produce in a different or modified format
[2]	Includes write off off deferred financing cost related to prior credit facility and early termination fee

FORM MOR-2

(9/99)

In Re: Kid Brands, Inc. et al.	Case No. 14-22582
Debtors

BALANCE SHEET1

For the Period Ended June 30, 2014

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

BOOK VALUE AT END OF
CURRENT REPORTING MONTH
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	523,087
Restricted Cash	882,942
Accounts Receivable (Net)	21,960,468
Notes Receivable	150,000
Inventories (Net)	21,251,030
Income Taxes Receivable	4,913
Prepaid Expenses and Other Current Assets	5,202,253

TOTAL CURRENT ASSETS	49,974,693

PROPERTY AND EQUIPMENT
Fixed Assets	11,424,238
Less Accumulated Depreciation	(7,693,301)

TOTAL PROPERTY & EQUIPMENT	3,730,937

OTHER ASSETS
Intangibles	8,862,529
Other Assets	562,306

TOTAL OTHER ASSETS	9,424,835

TOTAL ASSETS	63,130,465

BOOK VALUE AT END OF
CURRENT REPORTING MONTH
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
DIP Financing	42,412,054
Accounts Payable	659,517
Taxes Payable	666,215
Accrued expenses	529,072

TOTAL POSTPETITION LIABILITIES	44,266,858

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Accounts Payable	25,893,851
Accrued expenses	26,298,171
Deferred Rent-leases	1,867,680

TOTAL PRE-PETITION LIABILITIES	54,059,702

TOTAL LIABILITIES	98,326,560

SHAREHOLDER EQUITY
Capital Stock	2,673,766
Additional Paid-In Capital	88,087,617
Treasury Stock	(89,512,897)
Retained Earnings	(36,663,178)
Translation adjustment	218,597

NET SHAREHOLDER EQUITY	(35,196,095)

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	63,130,465

[1]	Includes the assets and liabilities of the Company’s foreign entities that are not part of bankruptcy filing

FORM MOR-3

(9/99)